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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: March 31, 1999

                        SERVICE MERCHANDISE COMPANY, INC.

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             (Exact name of registrant as specified in its charter)
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                     Tennessee                                           1-9223                           62-0816060
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
 (State or other jurisdiction of incorporation)                  (Commission File Number)              (I.R.S. Employer
                                                                                                       Identification No.)
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  7100 Service Merchandise Boulevard, Brentwood, TN                 37027
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     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000

                                 Not Applicable

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          (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy or Receivership
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         On March 15, 1999, five of the Registrant's vendors filed an involuntary Chapter 11 reorganization petition in the United States Bankruptcy Court for the Middle District of Tennessee (the "Bankruptcy Court") seeking court supervision of the Registrant's restructuring efforts. On March 27, 1999, the Registrant and 31 of its subsidiaries (collectively, the "Debtors") filed voluntary petitions with the Bankruptcy Court for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") (Case No. 399-02649). The cases have been consolidated for the purpose of joint administration and have been assigned to Judge George C. Paine. At a first day hearing held on March 29, 1999, the Bankruptcy Court entered first day orders granting authority to the Debtors, among other things, to pay pre-petition and post-petition employee wages, salaries, benefits and other employee obligations; pay vendors and other providers in the ordinary course for goods and services from March 15, 1999 and honor customer service programs, including warranties, returns, layaways and gift certificates.

         The Bankruptcy Court also approved, on an interim basis, the Debtors' $750 million debtor-in-possession financing facility ("DIP Financing"). The DIP Financing is being provided pursuant to a commitment from the Registrant's current senior lenders led by Citicorp USA, Inc., as administrative agent, BankBoston, N.A., as documentation agent and collateral monitoring agent, and Salomon Smith Barney Inc., as sole arranger and book manager. The final hearing on the DIP Financing is scheduled for April 27, 1999.

         Copies of all first day orders and other pleadings filed in the case may be obtained for a nominal cost directly from:

                           Professional Reprographics
                           333 Union Street, Suite B-100
                           Nashville, TN 37201
                           Telephone: 615/255-6094
                           Facsimile: 615/255-6092

Item 5. Other Events
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         On March 23, 1999, the Registrant's Board of Directors appointed S.
Cusano as Chief Executive Officer and Charles Septer as President and Chief Operating Officer. C. Steven Moore, Senior Vice President and General Counsel, will also assume the additional role of Chief Administrative Officer. On March 27, 1999, Thomas L. Garrett, Jr., was named Chief Financial Officer and Eric Kovats was appointed Vice President, Hardlines Stores Organization.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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See attached press release.




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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SERVICE MERCHANDISE COMPANY, INC.

Date: March 31, 1999                  By: /s/ C. Steven Moore
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                                          C. Steven Moore
                                          Senior Vice President, General Counsel
                                          and Chief Administrative Officer




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                                  EXHIBIT INDEX



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No.          Exhibit
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
99.1         Press release dated March 30, 1999.


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